Exhibit 99.1

Supplemental Financial and Operating Information
Quarter Ended June 30, 2015
www.preit.com
NYSE: PEI
NYSE: PEIPRA, PEIPRB

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
June 30, 2015

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. Our portfolio currently consists of a total of 42 retail properties, 37 of which are operating retail properties, four which are development properties, and one which is under redevelopment (The Gallery at Market East). The 37 operating retail properties have a total of 28.2 million square feet and include 32 enclosed malls and five other retail properties. The operating properties are located in 11 states in the eastern half of the United States, primarily in the Mid-Atlantic region. PREIT is headquartered in Philadelphia, Pennsylvania.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Vice President of Corporate Communications and Investor Relations
200 South Broad Street
Philadelphia, PA 19102
Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: crowellh@preit.com

Research Coverage

Company	Analyst	Phone Number

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Barclays Capital	Ross Smotrich	(212) 526-2306

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Christy McElroy	(212) 816-6981

Discern	David Wiggington	(646) 863-4177

Green Street Advisors	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended June 30,		Year Ended December 31,
	2015	2014	2014	2013
TRADING INFORMATION
Common Shares
High Price per share	$23.55	$18.83	$24.35	$22.54
Low Price per share	$21.25	$16.35	$16.35	$14.20
Closing Share Price (at the end of period)	$21.34	$18.82	$23.46	$18.98
Series A Preferred Shares
High Price per share	$27.05	$26.85	$27.24	$28.06
Low Price per share	$25.98	$25.70	$25.04	$24.77
Closing Share Price (at the end of period)	$26.58	$26.35	$26.24	$25.16
Series B Preferred Shares
High Price per share	$26.75	$25.88	$26.41	$26.86
Low Price per share	$25.75	$24.91	$23.53	$23.05
Closing Share Price (at the end of period)	$26.52	$25.37	$25.89	$23.73
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	69,167	68,749	68,801	68,293
OP Units Outstanding	8,348	2,129	2,122	2,129
Total Common Shares and OP Units Outstanding	77,515	70,878	70,923	70,422
Equity Market Capitalization—Common Shares and OP Units	$1,654,176	$1,333,926	$1,663,848	$1,336,614
Series A Preferred Shares, Nominal Value	115,000	115,000	115,000	115,000
Series B Preferred Shares, Nominal Value	86,250	86,250	86,250	86,250
Total Equity Market Capitalization	$1,855,426	$1,535,176	$1,865,098	$1,537,864
DEBT CAPITALIZATION
Secured Debt Balance	$1,559,385	$1,691,538	$1,598,257	$1,701,101
Unsecured Debt Balance (1) (2)	520,000	130,000	130,000	130,000
Debt Capitalization	2,079,385	1,821,538	1,728,257	1,831,101
TOTAL MARKET CAPITALIZATION	$3,934,811	$3,356,714	$3,593,355	$3,368,965
Equity Capitalization/Total Market Capitalization	47.2%	45.7%	51.9%	45.6%
Debt Capitalization/Total Market Capitalization	52.8%	54.3%	48.1%	54.4%
Unsecured Debt Balance/Total Debt	25.0%	7.1%	7.5%	7.1%
DISTRIBUTIONS PER COMMON SHARE
Capital Gain Distributions	(3)	$0.03	$0.11	$—
Non-Dividend Distributions	(3)	0.17	0.69	0.74
Distributions per common share	$0.21	$0.20	$0.80	$0.74
Annualized Dividend Yield (4)	3.9%	4.3%	3.4%	3.9%
CAPITAL RESOURCES
Cash and Cash Equivalents	$42,940	$36,630	$47,721	$41,867
Revolving Facility	400,000	400,000	400,000	400,000
Amount Outstanding	(120,000)	—	—	(130,000)
Letter of Credit	(7,852)	(7,135)	(7,135)	—
Available Revolving Facility	272,148	392,865	392,865	270,000
Term Loans	400,000	250,000	250,000	—
Amount Borrowed	(400,000)	(130,000)	(130,000)	—
Available Term Loans	—	120,000	120,000	—
TOTAL	$315,088	$549,495	$560,586	$311,867
Shelf Registration	$1,000,000	$568,750	$1,000,000	$568,750

(1)	The unsecured debt balance includes a Revolving Facility balance of $120,000 as of June 30, 2015 and $130,000 as of December 31, 2013.

(2)	The unsecured debt balance includes a Term Loan balance of $400,000 as of June 30, 2015 and $130,000 as of December 31, 2014 and June 30, 2014, respectively.

(3)	Tax status of 2015 dividend payments will be available in January 2016.

(4)	Based on closing share price at the end of the period.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters Ended June 30, 2015 and June 30, 2014
Proportionate Consolidation Method
(in thousands)

	Quarter Ended June 30, 2015			Quarter Ended June 30, 2014
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total
REVENUE:
Base rent	$67,417	$8,026	$75,443	$71,646	$6,912	$78,558
Expense reimbursements	30,541	3,669	34,210	30,879	2,835	33,714
Percentage rent	322	10	332	324	15	339
Lease termination revenue	25	15	40	154	—	154
Other real estate revenue	2,577	373	2,950	3,142	325	3,467
Total real estate revenue	100,882	12,093	112,975	106,145	10,087	116,232
Other income	811	—	811	680	—	680
Total revenue	101,693	12,093	113,786	106,825	10,087	116,912
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(33,263)	(3,372)	(36,635)	(35,228)	(2,074)	(37,302)
Utilities	(4,959)	(374)	(5,333)	(5,841)	(177)	(6,018)
Other property operating expenses	(3,792)	(724)	(4,516)	(3,295)	(610)	(3,905)
Total property operating expenses	(42,014)	(4,470)	(46,484)	(44,364)	(2,861)	(47,225)
Depreciation and amortization	(36,641)	(3,011)	(39,652)	(37,135)	(1,724)	(38,859)
General and administrative expenses	(9,126)	—	(9,126)	(8,774)	—	(8,774)
Provision for employee separation expense	—	—	—	(4,877)	—	(4,877)
Acquisition costs and other expenses	(817)	(14)	(831)	(960)	—	(960)
Total operating expenses	(88,598)	(7,495)	(96,093)	(96,110)	(4,585)	(100,695)
Interest expense, net (2)	(21,126)	(2,566)	(23,692)	(21,550)	(2,718)	(24,268)
Impairment of assets	(28,667)	—	(28,667)	(16,098)	—	(16,098)
Total expenses	(138,391)	(10,061)	(148,452)	(133,758)	(7,303)	(141,061)
Loss before equity in income of partnerships and gain on sale interest in real estate	(36,698)	2,032	(34,666)	(26,933)	2,784	(24,149)
Equity in income of partnerships	2,032	(2,032)	—	2,784	(2,784)	—
Gain on sale of interest in real estate	—	—	—	99	—	99
Net loss	(34,666)	—	(34,666)	(24,050)	—	(24,050)
Less: net loss attributed to noncontrolling interest	3,742	—	3,742	725	—	725
Net loss attributable to PREIT	(30,924)	—	(30,924)	(23,325)	—	(23,325)
Less: preferred share dividends	(3,962)	—	(3,962)	(3,962)	—	(3,962)
Net loss attributable to PREIT common shareholders	$(34,886)	$—	$(34,886)	$(27,287)	$—	$(27,287)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $770 and $191 for the quarters ended June 30, 2015 and 2014, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Six Months Ended June 30, 2015 and June 30, 2014
Proportionate Consolidation Method
(in thousands)

	Six Months Ended June 30, 2015			Six Months Ended June 30, 2014
	Continuing Operations			Continuing Operations
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total
REVENUE:
Base rent	$131,691	$16,762	$148,453	$142,988	$13,786	$156,774
Expense reimbursements	62,050	7,689	69,739	65,230	6,125	71,355
Percentage rent	846	96	942	914	67	981
Lease termination revenue	467	15	482	254	12	266
Other real estate revenue	4,612	694	5,306	5,368	606	5,974
Total real estate revenue	199,666	25,256	224,922	214,754	20,596	235,350
Other income	2,084	—	2,084	1,458	—	1,458
Total revenue	201,750	25,256	227,006	216,212	20,596	236,808
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(67,069)	(7,262)	(74,331)	(74,631)	(4,799)	(79,430)
Utilities	(10,108)	(872)	(10,980)	(14,051)	(430)	(14,481)
Other operating expenses	(7,988)	(1,538)	(9,526)	(7,399)	(1,167)	(8,566)
Total property operating expenses	(85,165)	(9,672)	(94,837)	(96,081)	(6,396)	(102,477)
Depreciation and amortization	(69,830)	(6,223)	(76,053)	(73,370)	(3,566)	(76,936)
General and administrative expenses	(18,070)	—	(18,070)	(17,851)	—	(17,851)
Provision for employee separation expense	—	—	—	(4,877)	—	(4,877)
Acquisition costs and other expenses	(5,269)	(41)	(5,310)	(2,606)	—	(2,606)
Total operating expenses	(178,334)	(15,936)	(194,270)	(194,785)	(9,962)	(204,747)
Interest expense, net (2)	(41,271)	(5,206)	(46,477)	(41,720)	(5,448)	(47,168)
Impairment of assets	(34,907)	—	(34,907)	(17,398)	—	(17,398)
Total expenses	(254,512)	(21,142)	(275,654)	(253,903)	(15,410)	(269,313)
Loss before equity in income of partnerships, gain on sale of non operating real estate and gain on sale of real estate	(52,762)	4,114	(48,648)	(37,691)	5,186	(32,505)
Equity in income of partnerships	4,114	(4,114)	—	5,186	(5,186)	—
Gain on sale of non operating real estate	43	—	43	—	—	—
Gain on sale of interest in real estate	—	—	—	99	—	99
Net loss	(48,605)	—	(48,605)	(32,406)	—	(32,406)
Less: net loss attributed to noncontrolling interest	4,172	—	4,172	977	—	977
Net loss attributable to PREIT	$(44,433)	$—	$(44,433)	$(31,429)	$—	$(31,429)
Less: preferred share dividends	(7,924)	—	(7,924)	(7,924)	—	(7,924)
Net loss attributable to PREIT common shareholders	$(52,357)	$—	$(52,357)	$(39,353)	$—	$(39,353)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $805 and $294 for the six months ended June 30, 2015 and 2014, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Net Operating Income (1)
(in thousands)

	Quarter Ended June 30, 2015			Quarter Ended June 30, 2014
SAME STORE RETAIL/NON SAME STORE	Same	Non Same	Total	Same	Non Same	Total
Real estate revenue:
Base rent	$69,271	$6,172	$75,443	$69,197	$9,361	$78,558
Expense reimbursements	31,332	2,878	34,210	30,590	3,124	33,714
Percentage rent	336	(4)	332	339	—	339
Lease termination revenue	58	(18)	40	154	—	154
Other real estate revenue	2,668	282	2,950	2,879	588	3,467
TOTAL REAL ESTATE REVENUE	103,665	9,310	112,975	103,159	13,073	116,232
Property operating expenses:
CAM and real estate taxes	(32,308)	(4,327)	(36,635)	(32,003)	(5,299)	(37,302)
Utilities	(4,782)	(551)	(5,333)	(5,361)	(657)	(6,018)
Other property operating expenses	(3,734)	(782)	(4,516)	(2,890)	(1,015)	(3,905)
TOTAL PREOPERTY OPERATING EXPENSES	(40,824)	(5,660)	(46,484)	(40,254)	(6,971)	(47,225)
NET OPERATING INCOME	$62,841	$3,650	$66,491	$62,905	$6,102	$69,007

	2015	% change 2014 to 2015	2014
Same Store NOI variance
Same Store NOI (2)	$62,841	(0.1)%	$62,905
Same Store NOI excluding lease terminations	$62,783	0.1%	$62,751

	Six months ended June 30, 2015			Six months ended June 30, 2014
SAME STORE RETAIL/NON SAME STORE	Same	Non Same	Total	Same	Non Same	Total
Real estate revenue:
Base rent	$138,771	$9,682	$148,453	$138,070	$18,704	$156,774
Expense reimbursements	65,566	4,173	69,739	64,764	6,591	71,355
Percentage rent	925	17	942	965	16	981
Lease termination revenue	440	42	482	266	—	266
Other real estate revenue	4,838	468	5,306	4,887	1,087	5,974
TOTAL REAL ESTATE REVENUE	210,540	14,382	224,922	208,952	26,398	235,350
Property operating expenses:
CAM and real estate taxes	(67,755)	(6,576)	(74,331)	(68,504)	(10,926)	(79,430)
Utilities	(10,114)	(866)	(10,980)	(12,613)	(1,868)	(14,481)
Other property operating expenses	(8,105)	(1,421)	(9,526)	(6,710)	(1,856)	(8,566)
TOTAL PREOPERTY OPERATING EXPENSES	(85,974)	(8,863)	(94,837)	(87,827)	(14,650)	(102,477)
NET OPERATING INCOME	$124,566	$5,519	$130,085	$121,125	$11,748	$132,873

	2015	% change 2014 to 2015	2014
Same Store NOI variance
Same Store NOI (2)	$124,566	2.8%	$121,125
Same Store NOI excluding lease terminations	$124,126	2.7%	$120,859

(1)	PREIT's proportionate share of partnership operations is "grossed up" to reflect the Company's share of the total revenue and expenses of the underlying properties.

(2)	Same Store NOI definition can be found on page 25.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net loss	$(34,666)	$(24,050)	$(48,605)	$(32,406)
Noncontrolling interest	3,742	725	4,172	977
Dividends on preferred shares	(3,962)	(3,962)	(7,924)	(7,924)
Dividends on unvested restricted shares	(79)	(92)	(165)	(205)
Net loss used to calculate loss per share - basic and diluted	$(34,965)	$(27,379)	$(52,522)	$(39,558)

Basic and diluted loss per share	$(0.51)	$(0.40)	$(0.76)	$(0.58)

Weighted average common shares outstanding	69,138	68,737	69,058	68,619
Weighted average unvested restricted shares	(385)	(501)	(398)	(528)
Weighted average shares outstanding - basic	68,753	68,236	68,660	68,091
Weighted average effect of common share equivalents (1)	—	—	—	—
Total weighted average shares outstanding - diluted	68,753	68,236	68,660	68,091

(1)
The Company had net losses used to calculate earnings per share for all periods presented. Therefore, the effect of common share equivalents of 425 and 309 for the quarters ended June 30, 2015 and 2014, respectively, and 493 and 326 for the six months ended June 30, 2015 and 2014, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Quarter Ended June 30, 2015			Quarter Ended June 30, 2014
	Consolidated	PREIT’s share of unconsolidated partnerships	Total	Consolidated	PREIT’s share of unconsolidated partnerships	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$100,882	$12,093	$112,975	$106,145	$10,087	$116,232
Property operating expenses	(42,014)	(4,470)	(46,484)	(44,364)	(2,861)	(47,225)
NET OPERATING INCOME	58,868	7,623	66,491	61,781	7,226	69,007
General and administrative expenses	(9,126)	—	(9,126)	(8,774)	—	(8,774)
Provision for employee separation expense	—	—	—	(4,877)	—	(4,877)
Other income	811	—	811	680	—	680
Acquisition costs and other expenses	(817)	(14)	(831)	(960)	—	(960)
Interest expense, net	(21,126)	(2,566)	(23,692)	(21,550)	(2,718)	(24,268)
Depreciation on non real estate assets	(380)	—	(380)	(369)	—	(369)
Preferred share dividends	(3,962)	—	(3,962)	(3,962)	—	(3,962)
FFO	24,268	5,043	29,311	21,969	4,508	26,477
Depreciation on real estate assets	(36,261)	(3,011)	(39,272)	(36,766)	(1,724)	(38,490)
Equity in income of partnerships	2,032	(2,032)	—	2,784	(2,784)	—
Impairment of assets	(28,667)	—	(28,667)	(16,098)	—	(16,098)
Gain on sale of interest in real estate	—	—	—	99	—	99
Preferred share dividends	3,962	—	3,962	3,962	—	3,962
Net loss	$(34,666)	$—	$(34,666)	$(24,050)	$—	$(24,050)
FFO	$24,268	$5,043	$29,311	$21,969	$4,508	$26,477
Mortgage prepayment penalty and accelerated amortization of financing costs	1,030	—	1,030	—	—	—
Acquisition costs	138	—	138	554	—	554
Provision for employee separation expenses	—	—	—	4,877	—	4,877
Loss on hedge ineffectiveness	—	—	—	1,238	—	1,238
FFO AS ADJUSTED	$25,436	$5,043	$30,479	$28,638	$4,508	$33,146
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$25,436	$5,043	$30,479	$28,638	$4,508	$33,146
Adjustments:
Straight line rent	(468)	(73)	(541)	(305)	3	(302)
Recurring capital expenditures	(2,339)	(175)	(2,514)	(2,819)	(19)	(2,838)
Tenant allowances	(6,879)	(105)	(6,984)	(8,689)	(79)	(8,768)
Capitalized leasing costs	(1,573)	—	(1,573)	(1,409)	—	(1,409)
Amortization of above- and below-market lease intangibles	(63)	154	91	(353)	(22)	(375)
FAD	$14,114	$4,844	$18,958	$15,063	$4,391	$19,454
Weighted average number of shares outstanding			68,753			68,236
Weighted average effect of full conversion of OP Units			8,357			2,129
Effect of common share equivalents			425			309
Total weighted average shares outstanding, including OP Units			77,535			70,674
FFO PER DILUTED SHARE AND OP UNIT			$0.38			$0.37
FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED			$0.39			$0.47
FAD PER DILUTED SHARE AND OP UNIT			$0.24			$0.28
DIVIDEND PER COMMON SHARE			$0.21			$0.20

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Six Months Ended June 30, 2015				Six Months Ended June 30, 2014
	Continuing Operations				Continuing Operations
	Consolidated	PREIT’s share of unconsolidated partnerships	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$199,666	$25,256	$224,922		$214,754	$20,596	$235,350
Operating expenses	(85,165)	(9,672)	(94,837)		(96,081)	(6,396)	(102,477)
NET OPERATING INCOME	114,501	15,584	130,085		118,673	14,200	132,873
General and administrative expenses	(18,070)	—	(18,070)		(17,851)	—	(17,851)
Provision for employee separation expense	—	—	—		(4,877)	—	(4,877)
Other income	2,084	—	2,084		1,458	—	1,458
Project costs and other expenses	(5,269)	(41)	(5,310)		(2,606)	—	(2,606)
Interest expense, net	(41,271)	(5,206)	(46,477)		(41,720)	(5,448)	(47,168)
Depreciation on non real estate assets	(758)	—	(758)		(813)	—	(813)
Gain on sale of non operating real estate	43	—	43		—	—	—
Dividends on preferred shares	(7,924)	—	(7,924)		(7,924)	—	(7,924)
FFO	43,336	10,337	53,673		44,340	8,752	53,092
Depreciation on real estate assets	(69,072)	(6,223)	(75,295)		(72,557)	(3,566)	(76,123)
Equity in income of partnerships	4,114	(4,114)	—		5,186	(5,186)	—
Impairment of assets	(34,907)	—	(34,907)		(17,398)	—	(17,398)
Gain on sale of interest in real estate	—	—	—		99	—	99
Dividends on preferred shares	7,924	—	7,924		7,924	—	7,924
Net loss	$(48,605)	$—	$(48,605)		$(32,406)	$—	$(32,406)
FFO	$43,336	$10,337	$53,673		$44,340	$8,752	$53,092
Acquisition costs	3,468	—	3,468		1,941	—	1,941
Provision for employee separation expenses	—	—	—		4,877	—	4,877
Loss on hedge ineffectiveness	512	—	512		1,238	—	1,238
Mortgage prepayment penalty and accelerated amortization of financing costs	1,030	—	1,030		—	—	—
FFO AS ADJUSTED	$48,346	$10,337	$58,683		$52,396	$8,752	$61,148
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$48,346	$10,337	$58,683		$52,396	$8,752	$61,148
Adjustments:
Straight line rent	(740)	(218)	(958)		(823)	(40)	(863)
Recurring capital expenditures	(3,420)	(203)	(3,623)		(3,312)	(29)	(3,341)
Tenant allowances	(10,663)	(211)	(10,874)		(11,158)	(118)	(11,276)
Capitalized leasing costs	(3,228)	—	(3,228)		(2,829)	—	(2,829)
Amortization of above- and below-market lease intangibles	(143)	148	5		(691)	(43)	(734)
FAD	$30,152	$9,853	$40,005		$33,583	$8,522	$42,105
Weighted average number of shares outstanding			68,660				68,091
Weighted average effect of full conversion of OP Units			5,291				2,129
Effect of common share equivalents			493				326
Total weighted average shares outstanding, including OP Units			74,444				70,546
FFO PER DILUTED SHARE AND OP UNIT			$0.72				$0.75
FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED			$0.79				$0.87
FAD PER DILUTED SHARE AND OP UNIT			$0.54				$0.60
DIVIDEND PER COMMON SHARE			$0.42				$0.40
PAYOUT RATIOS
Payout ratio of FFO			45.9%	(1)			43.5%	(2)
Payout ratio of FFO as adjusted			42.9%	(1)			41.1%	(2)
Payout ratio of FAD			78.1%	(1)			69.1%	(2)

(1)	Twelve months ended June 30, 2015.

(2)	Twelve months ended June 30, 2014.

Pennsylvania Real Estate Investment Trust
2015 Leasing Activity Summary

			Avg Gross Rent psf		Change in Gross Rent psf		Annualized Tenant Improvements psf (2)
	Number	GLA	Previous	New(1)	Dollar	%
New Leases - non anchor tenants less than 10k sf: (3)
1st Quarter	23	43,481	N/A	$70.36	$70.36	N/A	$5.73
2nd Quarter	44	94,220	N/A	56.36	56.36	N/A	10.57
Total/Average	67	137,701	N/A	$60.78	$60.78	N/A	$9.04

New Leases - non anchor tenants 10k sf or greater: (3)
1st Quarter	1	13,000	N/A	$22.49	$22.49	N/A	$12.64
2nd Quarter	2	23,785	N/A	15.41	15.41	N/A	1.44
Total/Average	3	36,785	N/A	$17.91	$17.91	N/A	$5.40

Renewals - non anchor tenants less than 10k sf : (4)
1st Quarter	60	137,227	$45.25	$45.95	$0.70	1.5%	$0.18
2nd Quarter	78	255,466	37.64	39.39	1.75	4.6%	—
Total/Average	138	392,693	$40.30	$41.68	$1.38	3.4%	$0.06

Renewals - non anchor tenants 10k sf or greater: (4)
1st Quarter	1	12,608	$13.00	$13.50	$0.50	3.8%	$—
2nd Quarter	9	253,119	23.39	24.38	0.99	4.2%	—
Total/Average	10	265,727	$22.90	$23.86	$0.97	4.2%	$—

New Leases - Anchor Tenants
1st Quarter	—	—	N/A	$—	$—	N/A	$—
2nd Quarter	1	48,208	N/A	5.23	5.23	N/A	—
Total/Average	1	48,208	N/A	$5.23	$5.23	N/A	$—

Renewals - Anchor Tenants (4)
1st Quarter	—	—	$—	$—	$—	—%	$—
2nd Quarter	8	963,256	4.59	4.59	—	—%	—
Total/Average	8	963,256	$4.59	$4.59	$—	—%	$—

(1)	New rent is the initial amount payable upon rent commencement. In certain cases, a lower rent may be payable until certain conditions in the lease are satisfied.

(2)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(3)	This category includes newly constructed and recommissioned space.

(4)	This category includes leases for reconfigured spaces and lease extensions.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	June 30, 2015						June 30, 2014						Change
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy
					Total	Non-Anchor					Total	Non-Anchor				Total	Non-Anchor

Premier Malls	35.0%	$569	$71.26	12.9%	96.2%	94.3%	33.4%	$520	$69.10	13.7%	96.9%	95.4%	9.4%	3.1%	(0.8)%	(0.7)%	(1.1)%
Core Growth Malls	46.1%	$374	$44.84	12.9%	93.8%	90.0%	42.9%	$350	$42.81	13.0%	95.2%	90.6%	6.9%	4.7%	(0.1)%	(1.4)%	(0.6)%
Opportunistic Malls	5.0%	$280	$28.39	11.5%	88.0%	84.1%	4.9%	$254	$26.84	11.6%	89.4%	87.0%	10.2%	5.8%	(0.1)%	(1.4)%	(2.9)%
Non Core Malls	5.8%	$293	$28.63	11.1%	94.0%	87.0%	5.5%	$272	$27.79	11.4%	92.5%	83.7%	7.7%	3.0%	(0.3)%	1.5%	3.3%
Total Same Store Malls	91.9%	$418	$48.90	12.7%	93.7%	90.1%	86.7%	$383	$46.88	13.1%	94.6%	90.7%	9.1%	4.3%	(0.4)%	(0.9)%	(0.6)%
Non Same Store Malls (3)	3.3%	N/A	$56.14	N/A	80.6%	73.8%	5.0%	$367	$51.45	14.9%	76.5%	76.9%	N/A	N/A	N/A	N/A	N/A
Total Malls	95.2%	$418	$49.18	12.7%	93.1%	89.1%	91.7%	$383	$47.01	13.1%	93.3%	90.1%	9.1%	4.6%	(0.4)%	(0.2)%	(1.0)%
Other Retail Properties	3.7%	N/A	$18.79	N/A	99.5%	99.5%	3.3%	N/A	$18.69	N/A	95.8%	95.4%	N/A	0.6%	N/A	3.7%	4.1%
Total Retail Properties	98.9%	N/A	$44.18	N/A	93.4%	90.0%	95.0%	N/A	$42.66	N/A	93.5%	90.6%	N/A	3.6%	N/A	(0.1)%	(0.6)%
Sold Properties (4)	0.9%	N/A	N/A	N/A	N/A	N/A	2.8%	$255	$23.33	N/A	91.0%	79.3%	N/A	N/A	N/A	N/A	N/A
Other Properties	0.2%	N/A	N/A	N/A	N/A	N/A	2.2%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%	$418	$44.18		93.4%	90.0%	100.0%	$378	$41.38		93.3%	90.0%	10.6%	6.8%		0.1%	—%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that occupy individual spaces of 10,000 square feet or less. Average gross rent for other retail properties includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $19.17 per square foot as of June 30, 2015 and $18.18 per square foot as of June 30, 2014.

(3)	Operating metrics for The Gallery at Market East as of June 30, 2015 are excluded because the property is under redevelopment.

(4)	Sold properties include Nittany Mall, North Hanover Mall, Springfield Park and Whitehall Mall. Average comp sales information as of June 30, 2014 includes Nittany Mall and North Hanover Mall.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

	June 30, 2015			June 30, 2014			Change
	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales(1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %
Premier Malls
Cherry Hill Mall	$659	93.4%	92.1%	$627	95.1%	94.1%	5.1%	(1.7)%	(2.0)%
Willow Grove Park	569	97.2%	94.4%	430	96.2%	92.2%	32.3%	1.0%	2.2%
Lehigh Valley Mall	568	95.6%	92.7%	536	97.6%	96.1%	6.0%	(2.0)%	(3.4)%
Woodland Mall	563	98.4%	98.4%	519	97.7%	97.7%	8.5%	0.7%	0.7%
Jacksonville Mall	470	96.6%	93.4%	463	97.4%	95.0%	1.5%	(0.8)%	(1.6)%
Dartmouth Mall	426	98.2%	97.1%	423	98.6%	97.7%	0.7%	(0.4)%	(0.6)%
Premier Malls Subtotal	$569	96.2%	94.3%	$520	96.9%	95.4%	9.4%	(0.7)%	(1.1)%
Core Growth Malls
The Mall at Prince Georges	$450	98.2%	96.3%	$417	97.4%	94.6%	7.9%	0.8%	1.7%
Viewmont Mall	419	97.4%	93.3%	382	93.9%	84.1%	9.7%	3.5%	9.2%
Patrick Henry Mall	410	93.7%	90.8%	383	94.0%	91.3%	7.0%	(0.3)%	(0.5)%
Valley View Mall	409	92.9%	90.4%	370	95.1%	93.0%	10.5%	(2.2)%	(2.6)%
Springfield Mall	402	93.4%	93.4%	388	95.7%	95.7%	3.6%	(2.3)%	(2.3)%
Valley Mall	387	94.7%	90.9%	358	96.1%	93.3%	8.1%	(1.4)%	(2.4)%
Capital City Mall	386	96.5%	93.6%	371	97.5%	95.7%	4.0%	(1.0)%	(2.1)%
Wyoming Valley Mall	386	94.0%	82.8%	390	94.8%	85.0%	(1.0)%	(0.8)%	(2.2)%
Crossroads Mall	385	94.9%	88.9%	330	98.3%	96.3%	16.7%	(3.4)%	(7.4)%
Francis Scott Key Mall	364	96.9%	95.1%	349	96.8%	94.9%	4.3%	0.1%	0.2%
Magnolia Mall	363	99.2%	98.3%	348	99.2%	98.2%	4.3%	—%	0.1%
Moorestown Mall	361	92.3%	82.7%	344	89.4%	76.5%	4.9%	2.9%	6.2%
Exton Square Mall	328	78.5%	84.8%	304	94.0%	86.9%	7.9%	(15.5)%	(2.1)%
Cumberland Mall	328	90.7%	84.7%	298	93.2%	88.8%	10.1%	(2.5)%	(4.1)%
Plymouth Meeting Mall	326	93.4%	89.9%	307	91.5%	87.0%	6.2%	1.9%	2.9%
Logan Valley Mall	319	95.1%	88.4%	294	96.1%	90.6%	8.5%	(1.0)%	(2.2)%
Gadsden Mall	310	95.1%	88.0%	288	98.0%	95.0%	7.6%	(2.9)%	(7.0)%
Core Growth Malls Subtotal	$374	93.8%	90.0%	$350	95.2%	90.6%	6.9%	(1.4)%	(0.6)%
Opportunistic Malls
Wiregrass Commons Mall	$297	88.4%	83.2%	$260	90.1%	85.5%	14.2%	(1.7)%	(2.3)%
Beaver Valley Mall	292	94.5%	88.0%	271	95.7%	90.6%	7.7%	(1.2)%	(2.6)%
New River Valley Mall	279	84.7%	91.7%	264	86.8%	98.4%	5.7%	(2.1)%	(6.7)%
Voorhees Town Center	241	72.6%	72.2%	206	73.1%	72.7%	17.0%	(0.5)%	(0.5)%
Opportunistic Malls Subtotal	$280	88.0%	84.1%	$254	89.4%	87.0%	10.2%	(1.4)%	(2.9)%

Malls Excluding Non Core and Redevelopment Subtotal	$429	93.7%	90.5%	$393	94.9%	91.5%	9.2%	(1.2)%	(1.0)%
Non Core Malls
Washington Crown Center	$334	95.4%	91.4%	$310	82.7%	67.9%	7.7%	12.7%	23.5%
Palmer Park Mall	329	93.2%	78.3%	297	95.6%	86.0%	10.8%	(2.4)%	(7.7)%
Uniontown Mall	282	93.1%	84.5%	266	94.0%	86.5%	6.0%	(0.9)%	(2.0)%
Lycoming Mall	264	94.4%	89.1%	247	96.4%	93.0%	6.9%	(2.0)%	(3.9)%
Non Core Malls Subtotal	$293	94.0%	87.0%	$272	92.5%	83.7%	7.7%	1.5%	3.3%
Same Store Malls weighted average	$418	93.7%	90.1%	$383	94.6%	90.7%	9.1%	(0.9)%	(0.6)%
Non Same Store Redevelopment Properties
The Gallery at Market East	N/A	N/A	N/A	$367	76.5%	76.9%	N/A	N/A	N/A
Springfield Town Center	N/A	80.6%	73.8%	N/A	N/A	N/A	N/A	N/A	N/A
Total Continuing Malls weighted average	$418	93.1%	89.1%	$383	93.3%	90.1%	9.1%	(0.2)%	(1.0)%
Sold Properties	N/A	N/A	N/A	$255	88.2%	71.1%	N/A	N/A	N/A
Total Reported weighted average	$418	93.1%	89.1%	$378	93.1%	89.5%	10.6%	—%	(0.4)%

(1)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

(2)
Average comp sales and total and non anchor occupancy for The Gallery at Market East, and average comp sales for Springfield Town Center as of June 30, 2015 are excluded because the properties are under redevelopment.

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants

Tenant	Brands	Total Number of Locations (1)	Percentage of Annualized Gross Rent (2)
L Brands, Inc.	Bath & Body Works, Henri Bendel, Pink, Victoria's Secret	66	3.7%
Signet Jewelers Limited	J.B. Robinson Jewelers, Kay Jewelers, LeRoy's, Marks and Morgan Jewelers, Piercing Pagoda, Plumb Gold, Shaw's Jewelers, Silver & Gold Connection, Totally Pagoda, Zale's Jewelers	97	3.2%
Foot Locker, Inc.	Champs, Foot Locker, Footaction, House of Hoops by Foot Locker, Kids Foot Locker, Lady Foot Locker, Nike Yardline	57	2.9%
Gap, Inc.	Banana Republic, Gap/Gap Kids/Baby Gap, Old Navy	34	2.7%
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	34	2.6%
J.C. Penney Company, Inc. (3)	JC Penney	25	2.6%
Dick's Sporting Goods, Inc.	Dick's Sporting Goods	11	1.7%
Macy's, Inc.	Bloomingdale's, Macy's	24	1.6%
Sears Holding Corporation	Kmart, Sears	21	1.6%
Genesco, Inc	Hat Shack, Hat World, Johnston & Murphy, Journey's, Journey's Kidz, Lids, Lids Locker Room, Shi by Journey's, Underground by Journey's	60	1.5%
Ascena Retail Group, Inc.	Dress Barn, Justice, Lane Bryant, Maurices	37	1.4%
Luxottica Group S.p.A.	Lenscrafters, Pearle Vision, Sunglass Hut/Watch Station	41	1.4%
Forever 21, Inc.	Forever 21	10	1.3%
Abercrombie & Fitch Co.	abercrombie, Abercrombie & Fitch, Hollister Co.	17	1.3%
Boscov's Department Store	Boscov's	8	1.2%
Advent CR Holdings, Inc.	Charlotte Russe	18	1.2%
The Children's Place Retail Stores, Inc.	The Children's Place	27	1.2%
Regal Entertainment Group	Regal Cinemas	5	1.2%
Shoe Show, Inc.	Shoe Dept/Encore	23	1.1%
The Finish Line, Inc.	Finish Line	21	1.0%
Total Top 20 Tenants		636	36.4%
Total Leases		2,581	100.0%

(1)	Excludes tenants from The Gallery at Market East and Springfield Park.

(2)	Includes PREIT’s proportionate share of tenant gross rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(3)	Includes a landlord owned store located at Cumberland Mall which the tenant closed in April 2015. The tenant is obligated to pay rent through July 2015.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of June 30, 2015
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
Holdover	194	545,158	5.1%	$19,699	$19,096	5.5%	$36.13
2015	156	345,251	3.2%	14,223	13,479	3.9%	41.20
2016	420	1,445,165	13.6%	53,779	50,224	14.5%	37.21
2017	398	1,247,456	11.7%	48,723	44,870	13.0%	39.06
2018	264	1,209,645	11.4%	42,823	38,564	11.1%	35.40
2019	227	1,015,156	9.5%	35,304	32,075	9.3%	34.78
2020	151	1,048,013	9.8%	28,014	24,864	7.2%	26.73
2021	127	617,597	5.8%	21,492	18,577	5.4%	34.80
2022	120	548,216	5.1%	21,179	19,029	5.5%	38.63
2023	136	786,999	7.4%	27,767	24,911	7.2%	35.28
2024	159	656,130	6.2%	29,271	27,555	8.0%	44.61
Thereafter	151	1,191,846	11.2%	34,151	32,844	9.4%	28.65
Total/Average	2,503	10,656,632	100.0%	$376,425	$346,088	100.0%	$35.32

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2015 (5)	1	51,352	0.6%	$291	$291	0.8%	$5.67
2016	15	1,468,112	16.7%	5,410	5,410	14.4%	3.69
2017	9	1,319,105	15.0%	4,588	4,236	11.3%	3.48
2018	11	1,163,222	13.3%	5,119	5,119	13.7%	4.40
2019	17	1,801,420	20.6%	6,094	6,094	16.3%	3.38
2020	12	1,381,846	15.8%	6,684	6,684	17.9%	4.84
2021	4	391,376	4.5%	3,696	2,507	6.7%	9.44
2022	5	773,418	8.8%	3,793	3,793	10.2%	4.90
2023	—	—	—%	—	—	—%	N/A
2024	—	—	—%	—	—	—%	N/A
Thereafter	4	415,509	4.7%	3,234	3,234	8.7%	7.78
Total/Average	78	8,765,360	100.0%	$38,909	$37,368	100.0%	$4.44

(1)	Only includes owned space. Excludes The Gallery at Market East and Springfield Park.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 422,605 square feet.

(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(4)	Accounts for all contiguous anchor space as one lease.

(5)	Includes a landlord owned store located at Cumberland Mall which the tenant closed in April 2015. The tenant is obligated to pay rent through July 2015.

Pennsylvania Real Estate Investment Trust
Property Information as of June 30, 2015
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Premier Malls
Cherry Hill Mall	NJ	100%	2003	1961/2009	138	—	—	—	—	—	—	138	305	174	—	—	—	—	479	229	406	54	1,306
Dartmouth Mall	MA	100%	1997	1971/2000	—	—	100	108	—	—	—	208	140	—	—	—	—	—	140	142	171	9	670
Jacksonville Mall	NC	100%	2003	1981/2008	—	—	52	117	—	—	73	242	—	—	—	—	—	—	—	113	123	17	495
Lehigh Valley Mall	PA	50%	1973	1977/2007	—	212	—	—	165	—	—	377	—	207	—	—	—	—	207	180	363	43	1,170
Willow Grove Park	PA	100%	2000-03	1982/2001	40	225	125	—	—	—	—	390	237	—	176	—	—	—	413	87	268	21	1,179
Woodland Mall	MI	100%	2005	1968/1998	—	—	—	—	—	—	—	—	157	255	313	—	—	—	725	167	270	7	1,169
Total Premier Malls					178	437	277	225	165	—	73	1,355	839	636	489	—	—	—	1,964	918	1,601	151	5,989
Core Growth Malls
Capital City Mall	PA	100%	2003	1974/2005	—	—	103	101	—	—	—	204	120	—	—	—	—	—	120	35	194	15	568
Crossroads Mall	WV	100%	2003	1981	—	—	90	87	—	—	78	255	—	—	—	—	—	—	—	74	116	24	469
Cumberland Mall (1)	NJ	100%	2005	1973/2003	—	—	51	—	—	—	213	264	—	—	—	155	—	118	273	200	143	61	941
Exton Square Mall	PA	100%	2003	1973/2000	—	—	—	144	178	—	—	322	181	—	96	—	—	—	277	59	255	174	1,087
Francis Scott Key Mall	MD	100%	2003	1978/1991	—	—	101	121	—	—	—	222	139	—	—	—	—	—	139	181	194	19	755
Gadsden Mall	AL	100%	2005	1974/1990	—	—	88	112	—	—	101	301	—	—	—	—	—	—	—	96	85	25	507
Logan Valley Mall	PA	100%	2003	1960/1997	—	150	146	159	—	—	—	455	—	—	—	—	—	—	—	82	209	38	784
Magnolia Mall	SC	100%	1997	1979/2007	—	—	104	91	—	—	148	343	—	—	—	—	—	—	—	99	172	5	619
Moorestown Mall	NJ	100%	2003	1963/2008	—	—	—	206	203	—	—	409	200	—	—	—	—	121	321	88	184	57	1,059
Patrick Henry Mall	VA	100%	2003	1988/2005	—	—	85	—	—	—	50	135	140	—	—	—	—	145	285	38	232	27	717
Plymouth Meeting Mall	PA	100%	2003	1966/2009	—	—	—	—	189	—	65	254	215	—	—	—	—	—	215	198	232	48	947
The Mall at Prince Georges	MD	100%	1998	1959/2004	—	196	149	—	—	—	135	480	—	—	—	—	—	—	—	155	266	16	917
Springfield Mall	PA	50%	2005	1974/1997	—	—	—	—	—	—	—	—	192	—	—	—	—	196	388	10	198	15	611
Valley Mall	MD	100%	2003	1974/1999	—	—	157	—	—	123	—	280	120	—	123	—	—	—	243	127	226	35	911
Valley View Mall	WI	100%	2003	1980/2001	—	—	96	—	—	—	—	96	100	—	113	—	42	—	255	98	153	27	629
Viewmont Mall	PA	100%	2003	1968/2006	—	—	193	193	—	—	—	386	140	—	—	—	—	—	140	76	151	16	769
Wyoming Valley Mall	PA	100%	2003	1971/2006	—	146	173	118	—	155	—	592	—	—	—	—	—	—	—	91	173	55	911
Core Growth Malls					—	492	1,536	1,332	570	278	790	4,998	1,547	—	332	155	42	580	2,656	1,707	3,183	657	13,201
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of June 30, 2015 (continued)
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Opportunistic Malls
Beaver Valley Mall	PA	100%	2002	1970/1991	—	—	126	191	194	—	—	511	205	—	—	—	—	—	205	206	178	53	1,153
New River Valley Mall	VA	100%	2003	1988/2007	—	—	50	—	—	—	89	139	—	—	—	—	—	—	—	135	119	71	464
Voorhees Town Center	NJ	100%	2003	1970/2007	—	—	—	—	4	—	—	4	224	—	—	173	—	24	421	73	146	84	728
Wiregrass Commons Mall	AL	100%	2003	1986/2008	—	—	—	—	—	—	95	95	—	84	—	—	—	248	332	10	163	35	635
Opportunistic Malls					—	—	176	191	198	—	184	749	429	84	—	173	—	272	958	424	606	243	2,980
Non Core Malls
Lycoming Mall	PA	100%	2003	1978/2007	—	—	62	130	—	60	81	333	120	—	—	—	—	—	120	162	153	39	807
Palmer Park Mall	PA	100%	1972/2003	1972/1998	—	—	—	—	192	122	—	314	—	—	—	—	—	—	—	—	113	31	458
Uniontown Mall	PA	100%	2003	1972/1990	—	—	63	100	—	80	148	391	—	—	—	—	—	—	—	102	159	48	700
Washington Crown Center	PA	100%	2003	1969/1999	—	—	—	83	—	78	84	245	140	—	—	—	—	—	140	141	122	25	673
Non Core Malls					—	—	125	313	192	340	313	1,283	260	—	—	—	—	—	260	405	547	143	2,638
Other Retail Properties
Street Level Retail (2 properties)	PA	100%	2014	1910/1960	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	38	30	6	74
Metroplex Shopping Center	PA	50%	1999	2001	—	—	—	—	—	—	67	67	—	—	—	—	—	301	301	354	56	—	778
The Court at Oxford Valley	PA	50%	1997	1996	—	—	—	—	—	—	60	60	—	—	—	—	—	247	247	343	54	1	705
Red Rose Commons	PA	50%	1998	1998	—	—	—	—	—	—	—	—	—	—	—	—	—	200	200	248	15	—	463
Other Retail Properties					—	—	—	—	—	—	127	127	—	—	—	—	—	748	748	983	155	7	2,020
Non Same Store Property
Springfield Town Center	VA	100%	2015	1974/2015	—	252	—	—	—	—	—	252	—	209	—	—	—	181	390	266	266	189	1,363
Portfolio Totals					178	1,181	2,114	2,061	1,125	618	1,487	8,764	3,075	929	821	328	42	1,781	6,976	4,703	6,358	1,390	28,191

(1)	JCPenney closed this landlord owned store in April 2015. The tenant is obligated to pay rent through July 2015.

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of June 30, 2015

	Department Store Tenants
Properties	Belk	Bon-Ton	Boscov’s	Burlington Coat Factory	Dillard’s	JCPenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Premier Malls
Cherry Hill Mall	—	—	—	—	—	(1)	—	—	(1)	2025	—	—
Dartmouth Mall	—	—	—	—	—	2019	—	—	(1)	—	2016	—
Jacksonville Mall	2016	—	—	—	—	2020	—	—	—	—	2016	—
Lehigh Valley Mall	—	—	2017	—	—	(1)	—	—	2017	—	—	—
Willow Grove Park (2)	—	—	—	—	—	2032	—	—	2022, (1)	2022	(1)	—
Woodland Mall	—	—	—	—	—	(1)	(1)	—	(1)	—	(1)	—

Core Growth Malls
Capital City Mall	—	—	—	—	—	2020	—	—	(1)	—	2019	—
Crossroads Mall	2019	—	—	—	—	2016	—	—	—	—	2016	—
Cumberland Mall (3)	—	—	(1)	2019	—	2015	—	—	—	—	—	—
Exton Square Mall (4)	—	—	2019	—	—	—	—	—	(1)	—	2019, (1)	—
Francis Scott Key Mall	—	—	—	—	—	2016	—	—	(1)	—	2018	—
Gadsden Mall	2019	—	—	—	—	2028	—	—	—	—	2019	—
Logan Valley Mall	—	—	—	—	—	2017	—	—	2020	—	2016	—
Magnolia Mall	2021	—	—	—	—	2017	—	—	—	—	2017	—
Moorestown Mall	—	—	2020	—	—	—	—	(1)	(1)	—	2022	—
Patrick Henry Mall	—	—	—	—	(1)	2020	—	—	(1)	—	—	—
Plymouth Meeting Mall	—	—	2016	—	—	—	—	—	(1)	—	—	—
The Mall at Prince Georges	—	—	—	—	—	2021	—	—	2018	—	—	2019
Springfield Mall	—	—	—	—	—	—	—	—	(1)	—	—	(1)
Valley Mall	—	2019	—	—	—	2019	—	—	(1)	—	(1)	—
Valley View Mall	—	(1)	—	—	—	2020	—	—	(1)	—	(1)	—
Viewmont Mall	—	—	—	—	—	2020	—	—	(1)	—	2020	—
Wyoming Valley Mall	—	2017	—	—	—	2017	—	—	2017	—	2016	—

(continued on next page)

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of June 30, 2015 (continued)

	Department Store Tenants
Properties	Belk	Bon-Ton	Boscov’s	Burlington Coat Factory	Dillard’s	JCPenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Opportunistic Malls
Beaver Valley Mall	—	—	2018	—	—	2017	—	—	(1)	—	2016	—
New River Valley Mall	2020	—	—	—	—	2018	—	—	—	—	—	—
Voorhees Town Center	—	—	(1)	—	—	—	—	—	(1)	—	—	—
Wiregrass Commons Mall	(1)	—	—	2020	(1)	(1)	—	—	—	—	—	—

Non Core Malls
Lycoming Mall	—	2016	—	2019	—	2020	—	—	(1)	—	2018	—
Palmer Park Mall	—	2019	2018	—	—	—	—	—	—	—	—	—
Uniontown Mall	—	2016	—	2019	—	2020	—	—	—	—	2018	—
Washington Crown Center	—	2018	—	—	—	—	—	—	(1)	—	2019	—

Non Same Store Redevelopment Mall
Springfield Town Center	—	—	—	—	—	(1)	—	—	2022	—	—	(1)

Other Retail Properties
Street Level Retail (2 Properties)	—	—	—	—	—	—	—	—	—	—	—	—
Metroplex Shopping Center	—	—	—	—	—	—	—	—	—	—	—	(1)
The Court at Oxford Valley	—	—	—	—	—	—	—	—	—	—	—	—
Red Rose Commons	—	—	—	—	—	—	—	—	—	—	—	—
Total PREIT Owned Department Stores	5	6	6	5	—	20	—	—	6	2	16	1
Total Non-PREIT Owned Department Stores	1	1	2	—	2	5	1	1	18	—	5	3

(1)	Department store is not PREIT owned.

(2)	The property has a Macy’s that is PREIT owned and a Bloomingdale’s that is not PREIT owned.

(3)	JCPenney closed this landlord owned store at this property in April 2015. The tenant is obligated to pay rent through July 2015.

(4)	The property has a Sears that is PREIT owned and a K-Mart that is not PREIT owned.

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
Proportionate Consolidation Method (1)
(in thousands, except per share amounts)

	June 30, 2015			December 31, 2014
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,552,091	$330,816	$3,882,907	$3,216,231	$332,950	$3,549,181
Construction in progress	125,525	37,060	162,585	60,452	16,578	77,030
Land held for development	8,721	—	8,721	8,721	—	8,721
Total investments in real estate	3,686,337	367,876	4,054,213	3,285,404	349,528	3,634,932
Accumulated depreciation	(1,083,207)	(99,484)	(1,182,691)	(1,061,051)	(97,786)	(1,158,837)
Net investments in real estate	2,603,130	268,392	2,871,522	2,224,353	251,742	2,476,095
Investments in partnerships, at equity	155,129	(155,129)	—	140,882	(140,882)	—
Other assets:
Cash and cash equivalents	31,320	11,620	42,940	40,433	7,288	47,721
Rent and other receivables (2)	34,599	4,135	38,734	40,566	3,970	44,536
Intangible assets, net	24,123	5,232	29,355	6,452	6,071	12,523
Deferred costs and other assets, net	88,196	10,454	98,650	87,017	7,252	94,269
Assets held for sale	21,921	—	21,921	—	—	—
Total assets	$2,958,418	$144,704	$3,103,122	$2,539,703	$135,441	$2,675,144
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans	$1,360,795	$198,590	$1,559,385	$1,407,947	$190,310	$1,598,257
Term Loans	400,000	—	400,000	130,000	—	130,000
Revolving Facility	120,000	—	120,000	—	—	—
Tenants’ deposits and deferred rent	16,344	3,580	19,924	15,541	4,078	19,619
Distributions in excess of partnership investments	64,680	(64,680)	—	65,956	(65,956)	—
Fair value of derivative instruments	3,463	—	3,463	2,490	—	2,490
Liabilities related to assets held for sale	931	—	931	—	—	—
Other liabilities	91,572	7,214	98,786	73,032	7,009	80,041
Total liabilities	2,057,785	144,704	2,202,489	1,694,966	135,441	1,830,407
Equity:
Total equity	900,633	—	900,633	844,737	—	844,737
Total liabilities and equity	$2,958,418	$144,704	$3,103,122	$2,539,703	$135,441	$2,675,144

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)
Total includes straight line rent of $28.0 million ($24.4 million consolidated, $3.6 million unconsolidated) as of June 30, 2015 and $27.8 million ($23.7 million consolidated, $4.1 million unconsolidated) as of December 31, 2014.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1)
(in thousands)

	June 30, 2015				December 31, 2014
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$74,489	$—	$32,090	$42,399	$74,120	$—	$30,465	$43,655
Capital City Mall	99,733	3,181	36,153	66,761	99,665	152	34,419	65,398
Cherry Hill Mall	472,001	—	174,812	297,189	470,493	—	163,178	307,315
Crossroads Mall	49,201	196	16,140	33,257	48,872	195	15,098	33,969
Cumberland Mall	67,768	854	18,520	50,102	67,422	375	17,412	50,385
Dartmouth Mall	67,418	—	33,220	34,198	64,544	—	32,540	32,004
Exton Square Mall	158,226	3,163	43,667	117,722	158,622	1	41,473	117,150
Francis Scott Key Mall	90,568	—	30,377	60,191	90,309	1,681	28,480	63,510
Gadsden Mall	37,260	—	7,134	30,126	64,301	—	16,483	47,818
Jacksonville Mall	84,211	—	28,551	55,660	84,173	2	27,148	57,027
Logan Valley Mall	101,370	174	33,568	67,976	100,887	—	32,222	68,665
Lycoming Mall	79,284	—	27,927	51,357	79,240	—	26,547	52,693
Magnolia Mall	90,770	—	38,704	52,066	90,725	—	37,033	53,692
Moorestown Mall	133,759	2,956	41,895	94,820	131,353	2,147	39,061	94,439
New River Valley Mall	50,051	36	22,198	27,889	59,340	—	27,497	31,843
Palmer Park Mall	34,719	—	15,381	19,338	34,717	—	15,003	19,714
Patrick Henry Mall	146,196	—	56,704	89,492	146,434	—	53,642	92,792
Plymouth Meeting Mall	173,277	2	58,088	115,191	169,981	—	54,037	115,944
The Mall at Prince Georges	103,820	—	47,455	56,365	103,738	35	45,879	57,894
Springfield Town Center	414,748	57,896	2,692	469,952	—	—	—	—
Uniontown Mall (2)	—	—	—	—	43,751	—	15,973	27,778
Valley Mall	100,826	209	33,741	67,294	100,682	177	32,217	68,642
Valley View Mall	78,621	—	21,760	56,861	78,811	1,032	20,426	59,417
Viewmont Mall	99,965	—	31,619	68,346	98,404	—	29,834	68,570
Voorhees Town Center	84,011	605	30,865	53,751	83,501	589	28,152	55,938
Washington Crown Center	51,814	—	17,664	34,150	51,562	30	16,747	34,845
Willow Grove Park	237,267	—	77,283	159,984	236,236	—	73,260	162,976
Wiregrass Commons Mall	41,867	—	9,734	32,133	56,539	—	16,939	39,600
Woodland Mall	193,567	—	54,176	139,391	192,976	—	51,048	141,928
Wyoming Valley Mall	112,442	—	39,804	72,638	112,074	—	37,980	74,094
Total Consolidated Malls	3,529,249	69,272	1,081,922	2,516,599	3,193,472	6,416	1,060,193	2,139,695
Unconsolidated Malls
The Gallery at Market East	127,752	17,990	17,676	128,066	126,515	8,965	15,245	120,235
Lehigh Valley Mall	46,133	1,007	24,075	23,065	46,423	418	23,750	23,091
Springfield Mall	57,251	9	17,451	39,809	57,017	9	16,670	40,356
Total Unconsolidated Malls	231,136	19,006	59,202	190,940	229,955	9,392	55,665	183,682
TOTAL MALLS	$3,760,385	$88,278	$1,141,124	$2,707,539	$3,423,427	$15,808	$1,115,858	$2,323,377
(continued on next page)

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1) (continued)
(in thousands)

	June 30, 2015				December 31, 2014
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Other Retail Properties
Monroe Marketplace (3)	$1,515	$459	$73	$1,901	$1,515	$—	$60	$1,455
Pitney Road Plaza (4)	1,088	3	34	1,057	1,017	20	13	1,024
Sunrise Plaza (5)	—	108	—	108	—	—	—	—
Street Level Retail (2 Properties)	20,239	1,668	1,178	20,729	20,227	—	785	19,442
Total Consolidated Other Retail Properties	22,842	2,238	1,285	23,795	22,759	20	858	21,921
Unconsolidated Other Retail Properties
Metroplex Shopping Center	42,869	—	22,903	19,966	42,919	—	22,125	20,794
The Court at Oxford Valley	27,225	—	3,154	24,071	28,242	—	10,532	17,710
Red Rose Commons	11,421	—	9,810	1,611	13,617	1	5,221	8,397
Springfield Park (6)	8,467	—	2,336	6,131	8,519	—	2,216	6,303
Total Unconsolidated Other Retail Properties	89,982	—	38,203	51,779	93,297	1	40,094	53,204
TOTAL OTHER RETAIL PROPERTIES	$112,824	$2,238	$39,488	$75,574	$116,056	$21	$40,952	$75,125
Consolidated Properties Under Development
Springhills	$—	$19,229	$—	$19,229	$—	$19,230	$—	$19,230
White Clay Point	—	34,786	—	34,786	—	34,786	—	34,786
Total Consolidated Properties Under Development	—	54,015	—	54,015	—	54,016	—	54,016
Unconsolidated Properties Under Development
Gloucester Premium Outlets	3,458	17,270	—	20,728	3,458	6,401	—	9,859
Pavilion at Market East	6,240	784	2,079	4,945	6,240	784	2,027	4,997
Total Unconsolidated Properties Under Development	9,698	18,054	2,079	25,673	9,698	7,185	2,027	14,856
Other Properties
Land held for development - consolidated	8,721	—	—	8,721	8,721	—	—	8,721
Total Other Properties	8,721	—	—	8,721	8,721	—	—	8,721
TOTAL DEVELOPMENT AND OTHER PROPERTIES	$18,419	$72,069	$2,079	$88,409	$18,419	$61,201	$2,027	$77,593
TOTAL INVESTMENT IN REAL ESTATE	$3,891,628	$162,585	$1,182,691	$2,871,522	$3,557,902	$77,030	$1,158,837	$2,476,095
CONSOLIDATED PROPERTIES	$3,560,812	$125,525	$1,083,207	$2,603,130	$3,224,952	$60,452	$1,061,051	$2,224,353
UNCONSOLIDATED PROPERTIES	330,816	37,060	99,484	268,392	332,950	16,578	97,786	251,742
TOTAL INVESTMENT IN REAL ESTATE	$3,891,628	$162,585	$1,182,691	$2,871,522	$3,557,902	$77,030	$1,158,837	$2,476,095

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	The Company has reclassified the investment in real estate for this property as assets held for sale.

(3)	Consists of two parcels remaining after the sale of the property in 2010.

(4)	Consists of one parcel remaining after the sale of the property in 2010.

(5)	Consists of two parcels remaining after the sale of the property in 2010.

(6)	The Company sold its interest in this property in July 2015.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended June 30, 2015			Six Months Ended June 30, 2015
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$10,663	$8,331	$18,994	$9,690	$13,680	$23,370
New development projects	—	5,753	5,753	63	10,868	10,931
Renovation with no incremental GLA	520	—	520	1,330	—	1,330
Tenant allowances	6,879	105	6,984	10,663	211	10,874
Recurring capital expenditures:
CAM expenditures	2,221	147	2,368	2,809	169	2,978
Non-CAM expenditures	118	28	146	611	34	645
Total recurring capital expenditures	2,339	175	2,514	3,420	203	3,623
Total	$20,401	$14,364	$34,765	$25,166	$24,962	$50,128

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of June 30, 2015
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable	$1,354,951	65.1%	$5,844	0.3%	$1,360,795	65.4%
Unconsolidated mortgage loans payable	184,767	8.9%	13,823	0.7%	198,590	9.6%
Term Loans	250,000	12.0%	150,000	7.2%	400,000	19.2%
2013 Revolving Facility	—	—%	120,000	5.8%	120,000	5.8%
TOTAL OUTSTANDING DEBT	$1,789,718	86.0%	$289,667	14.0%	$2,079,385	100.0%
AVERAGE STATED INTEREST RATE	4.59%		1.59%		4.17%

(1)	Includes variable rate debt swapped to fixed rate debt.

		Average Debt Balance
		Mortgage Debt	2013 Revolving Facility	Term Loans	TOTAL
Beginning Balance	3/31/2015	$1,601,723	$210,000	$250,000	$2,061,723
Mortgage loan amortization		(6,128)	—	—	(6,128)
Magnolia Mall mortgage loan repayment		(55,317)	—	—	(55,317)
Patrick Henry Mall mortgage loan repayment		(83,820)	—	—	(83,820)
Patrick Henry Mall mortgage loan financing		96,200	—	—	96,200
Gloucester Premium Outlet construction loan draw		6,727	—	—	6,727
Term Loan borrowings		—	—	150,000	150,000
2013 Revolving Facility, net		—	(90,000)	—	(90,000)
Ending Balance	6/30/2015	$1,559,385	$120,000	$400,000	$2,079,385
Weighted Average Balance		$1,557,288	$248,791	$256,593	$2,062,673

	Debt Maturities (1)
Year	Scheduled Amortization	Mortgage Balance at Maturity	2013 Revolving Facility	Term Loans	Total Debt
2015	$12,115	$167,845	$—	$—	$179,960
2016	17,173	219,480	—	—	236,653
2017	16,966	153,283	—	—	170,249
2018	16,819	157,714	120,000	—	294,533
2019	17,433	28,050	—	150,000	195,483
Thereafter	53,535	698,972	—	250,000	1,002,507
	$134,041	$1,425,344	$120,000	$400,000	$2,079,385

(1)
The weighted average period to mortgage loan maturity is 4.89 years, excluding extension options. Includes 100% of mortgage loan debt from consolidated properties and our share of mortgage loan debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
Year	Balance	Interest Rate
2015	$169,870	5.48%
2016	222,641	5.55%
2017	153,485	5.45%
2018	160,309	3.55%
2019	28,050	4.38%
Thereafter	825,030	4.58%
Total	$1,559,385	4.79%

Pennsylvania Real Estate Investment Trust
Debt Schedule as of June 30, 2015
(in thousands)

	Debt (1)	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
Springfield East (2)(3)	$2,061	5.39%	$92	$2,061	June 2015	Mar 2020
Springfield Park (2)(3)	2,419	5.39%	107	2,419	June 2015	Mar 2020
Springfield Mall (2)	31,000	4.77%	2,118	30,741	Nov 2015	Nov 2015
Willow Grove Park	134,390	5.65%	11,083	132,624	Dec 2015	Dec 2015
Valley Mall	80,105	5.49%	6,129	78,996	Mar 2016	Mar 2016
Woodland Mall	142,536	5.58%	10,760	140,484	Apr 2016	Apr 2016
The Mall at Prince Georges	150,000	5.51%	8,269	150,000	June 2017	June 2017
Francis Scott Key Mall (2)	62,625	3.71%	2,321	62,625	Mar 2018	Mar 2018
Viewmont Mall (2)	48,000	3.72%	1,786	48,000	Mar 2018	Mar 2018
Lycoming Mall (2)	33,502	3.72%	3,001	30,907	Mar 2018	Mar 2018
New River Valley Mall (2)(4)	28,050	4.38%	1,229	28,050	Jan 2019	Jan 2019
Valley View Mall	29,958	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	65,136	5.88%	4,972	58,519	July 2020	July 2020
Red Rose Commons	14,090	5.14%	978	12,378	July 2021	July 2021
The Court at Oxford Valley	28,844	5.56%	2,058	25,782	July 2021	July 2021
Capital City Mall	62,752	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	48,643	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	295,988	3.90%	16,980	251,120	Sept 2022	Sept 2022
Dartmouth Mall	64,453	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center	41,217	5.00%	2,818	33,502	Oct 2023	Oct 2023
Wyoming Valley Mall	77,749	5.17%	5,124	66,747	Dec 2023	Dec 2023
Patrick Henry Mall	96,200	4.35%	5,748	77,591	July 2025	July 2025
Total Fixed Rate Mortgage Loans	$1,539,718	4.82%	$99,500	$1,405,879
Variable Rate Mortgage Loans
Pavilion East Associates	$3,485	2.94%	$253	$3,283	Aug 2017	Aug 2017
Francis Scott Key Mall	5,844	2.78%	162	5,844	Mar 2018	Mar 2018
Gloucester Premium Outlets	10,338	1.68%	173	10,338	June 2018	June 2019
Total Variable Rate Mortgage Loans	$19,667	2.23%	$588	$19,465
Total Mortgage Loans	$1,559,385	4.79%	$100,088	$1,425,344
CONSOLIDATED MORTGAGE LOANS	$1,360,795	4.74%	$86,519	$1,246,321
UNCONSOLIDATED MORTGAGE LOANS	198,590	5.14%	13,569	179,023
2014 5 YEAR TERM LOAN (2)	150,000	3.02%	4,525	150,000	Jan 2019	Jan 2019
2014 7 YEAR TERM LOAN (2)	100,000	3.30%	3,297	100,000	Jan 2021	Jan 2021
2015 5 YEAR TERM LOAN VARIABLE (6)	150,000	1.64%	2,455	150,000	June 2020	June 2020
2013 REVOLVING FACILITY	120,000	1.43%	1,721	120,000	June 2018	June 2020
Total	$2,079,385	4.17%	$112,086	$1,945,344
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.19%	—	—
EFFECTIVE INTEREST RATE	$2,079,385	4.36%	$112,086	$1,945,344

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2)	All or a portion of the loan has been effectively swapped to the fixed interest rate presented.

(3)	The Company sold their interest in this property in July 2015.

(4)	Payments are of interest only until 2017, then principal and interest at a rate to be determined.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

June 30, 2015
Consolidated Liabilities to Gross Asset Value	50.25%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	35.76%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	1.94
Adjusted EBITDA may not be less than 1.50 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	8.79
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	17.31%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 11%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013, as amended, the 2014 Term Loan agreements dated as of January 8, 2014, and the 2015 Term Loan agreement dated June 26, 2015 contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility, 2014 Term Loans, and 2015 Term Loan. In addition to the ratios set forth herein, there are several other ratios set forth in the covenants under the 2013 Revolving Facility, 2014 Term Loans and 2015 Term Loan with which the Company must comply, all of which are described in the Company’s 2014 Annual Report on Form 10-K dated February 23, 2015.

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income (computed in accordance with GAAP) excluding gains and losses on sales of operating properties, extraordinary items (computed in accordance with GAAP) and significant non-recurring events that materially distort the comparative measurement of company performance over time; plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. NAREIT’s established guidance provides that excluding impairment write downs of depreciable real estate is consistent with the NAREIT definition.

FFO is a commonly used measure of operating performance and profitability among REITs. We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs.

FFO does not include gains and losses on sales of operating real estate assets or impairment write downs of depreciable real estate, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

We also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the three and six months ended June 30, 2015 and 2014 to show the effect of accelerated amortization of financing costs, acquisition costs, loss on hedge ineffectiveness, and provision for employee separation expense, which had a significant effect on our results of operations, but are not, in our opinion, indicative of our operating performance.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of our operating performance, such as acquisition costs and loss on hedge ineffectiveness.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus property operating expenses (determined in accordance with GAAP), plus our share of revenue and property operating expense of our partnership investments. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.

NOI excludes other income, general and administrative expense, interest expense, depreciation and amortization, gain on sale of interest in non-operating real estate, impairment losses, and acquisition costs and other expenses.
Same Store NOI
Same Store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired or disposed of or under redevelopment during the periods presented.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, and (5) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors:

•	our substantial debt and stated value of preferred shares and our high leverage ratio;

•	constraining leverage, unencumbered debt yield, interest and tangible net worth covenants under our Credit Agreements;

•
potential losses on impairment of certain long-lived assets, such as real estate, or of intangible assets, such as goodwill, including such assets that we might be required to record in connection with any dispositions of assets;

•	changes in the retail industry, including consolidation and store closings, particularly among anchor tenants;

•	our ability to sell properties that we seek to dispose of and our ability to obtain estimated sale prices;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	risks related to development and redevelopment activities;

•
current economic conditions and the state of unemployment growth and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and our cash flows, and the value and potential impairment of our properties;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

•
our ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties or interests in properties, or through other actions;

•	our ability to identify and execute on suitable acquisition opportunities and to integrate acquired properties into our portfolio;

•	our partnership and joint ventures with third parties to acquire or develop properties;

•	our short and long-term liquidity position;

•	general economic, financial and political conditions, including credit and capital market conditions, changes in interest rates or unemployment;

•	our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years;

•	acts of violence at malls, including our properties, or other similar spaces, and the potential effect on traffic and sales;

•	changes to our corporate management team and any resulting modifications to our business strategies;

•	increases in operating costs that cannot be passed on to tenants;

•	concentration of our properties in the Mid-Atlantic region;

•	changes in local market conditions, such as the supply of or demand for retail space, or other competitive factors; and

•	potential dilution from any capital raising transactions or other equity issuances.